Exhibit 10.3

                  This  Corporate   Guaranty  is  subject  to  the  terms  of  a
         Subordination and Intercreditor Agreement in favor of The CIT Group/Commercial Services, Inc., as agent for itself and for CIT Financial Ltd., which Subordination and Intercreditor Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within Corporate Guaranty, no payment on account of principal or interest thereof shall become due or be paid except in accordance with the terms of such Subordination and Intercreditor Agreement.

                               CORPORATE GUARANTY

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and to induce EPIC Aviation, LLC ("EPIC") to enter in to that certain Loan Agreement with Ronson Aviation, Inc. ("Debtor"), of even date herewith (the "Loan Agreement") the undersigned Ronson Corporation ("Guarantor"), being the corporate parent of Debtor, hereby unconditionally and absolutely guarantees the full and prompt payment and performance of all present and future obligations of Debtor to EPIC, up to an aggregate amount of FIVE HUNDRED THOUSAND AND 00/100 U.S. Dollars ($500,000.00), arising from Debtor's obligations to EPIC under the Loan Agreement, whether such obligations are due or to become due, secured or unsecured, absolute or contingent, joint or several (collectively, the "Obligations"). GUARANTOR'S OBLIGATION UNDER THIS CORPORATE GUARANTY ("GUARANTY") IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION. SHOULD ANY PRESENT OR FUTURE OBLIGATIONS UNDER THE LOAN AGREEMENT INCURRED BY DEBTOR NOT BE PAID WHEN DUE, EPIC MAY PROCEED AGAINST THE GUARANTOR FOR SUCH INDEBTEDNESS AT ANY TIME, WITHOUT NOTICE AND WITHOUT ANY PROCEEDING OR ACTION AGAINST DEBTOR, AND GUARANTOR HEREBY WAIVES ANY DEMAND FOR PAYMENT. This Guaranty is a primary obligation of Guarantor and shall be construed as an unconditional, absolute and continuing guaranty, irrespective of the validity or enforceability of the underlying agreements between EPIC and Debtor or any other guaranteed amount, the absence of any action to enforce the same or any circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Guarantor hereby waives notice of acceptance of this Guaranty, of the creation or existence of any of the guaranteed Obligations and of any action by EPIC in reliance hereon or in connection herewith, notice of the transactions between EPIC and Debtor, notice of the execution and delivery, amendment, extension or renewal of any present or future instrument pertaining to Obligations, diligence, presentment, demand for payment, protest, notice of default by Debtor, and any other notice not expressly required by this Guaranty. Guarantor further consents, without further notice, to any extension or extensions of the time or times of payment of said Obligations, or any portion thereof, and to any change in form or amount, or renewal at any time, of such Obligations, or any portion thereof, in each case up to an aggregate amount of FIVE HUNDRED THOUSAND AND 00/100 U.S. Dollars ($500,000.00), but under no circumstances will the liability of Guarantor under this Guaranty for the Obligations exceed FIVE HUNDRED THOUSAND AND 00/100 U.S. Dollars ($500,000.00).

This Guaranty shall remain in full force and effect with respect to the Obligations until finally and irrevocably paid in full. No termination of this Guaranty shall affect any Obligations outstanding or contracted or committed for at the time of termination, and this Guaranty shall remain in full force and effect with respect to such Obligations until finally and irrevocably paid in full. In the event that any payment to EPIC in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, Guarantor shall remain liable hereunder in respect of such Obligations as if such payment had not been made. Guarantor reserves the right to assert defenses that Debtor may have to payment of any

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Obligation  other than  defenses  arising from the  bankruptcy  or insolvency of
Debtor or similar proceedings affecting Debtor and other defenses expressly waived hereby.

Guarantor's obligations hereunder with respect to the Obligations shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral for such Obligations covered hereunder, nor by any extension, or the acceptance of any sum or sums on account of Debtor, or of any note or draft of Debtor and/or any third party, or security from Debtor. EPIC shall not be obligated to file any claim relating to the Obligations owing to it in the event that Debtor becomes subject to bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar proceedings affecting Debtor (whether voluntary or involuntary), and the failure of EPIC to so file shall not affect Guarantor's obligations hereunder.

Should any present or future Obligations incurred by Debtor not be paid when due or at the time to which the same may be extended, EPIC may proceed against Guarantor for such Obligations at any time, without notice and without any proceeding or action against Debtor. Guarantor agrees that EPIC may resort to Guarantor for payment of any of the Obligations, whether or not EPIC shall have resorted to any collateral security, or shall have proceeded against any other debtor principally or secondarily obligated with respect to any of the Obligations or any other guarantor thereof.

With the exception of inter-company payments that cannot be disturbed, Guarantor shall not exercise any rights which it may have or acquire by way of subrogation to the rights of EPIC until all of the Obligations are paid in full to EPIC. If any amounts are paid to Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of EPIC and shall forthwith be paid to EPIC by Guarantor to reduce the amount of outstanding Obligations, whether matured or unmatured. Subject to the foregoing, upon payment of all of the Obligations to EPIC, Guarantor shall be subrogated to the rights of EPIC against Debtor, and EPIC agrees to take, at Guarantor's expense, such actions as Guarantor may reasonably require to implement such subrogation.

The obligations of Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction, abatement or defense based upon any claim Guarantor or the Debtor may have against EPIC.

The obligations of Guarantor hereunder shall not be affected by (a) any lack of validity or enforceability of or defect or deficiency in any Agreement or any other documents executed in connection with any Agreement; (b) any modification, extension or waiver of any of the terms of any Agreement; (c) any change in the time, manner, terms or place of payment of or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any Agreement or any other agreement or instrument executed in connection therewith; (d) any sale, exchange, release or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any setoff against any of said liabilities, or any release or amendment or waiver of or consent to departure from this Guaranty or any other guaranty, for all or any of the Obligations; (e) except as to applicable statutes of limitation, failure, omission, delay, waiver or refusal by EPIC to exercise, in whole or in part, any right or remedy held by EPIC with respect to any Agreement or any transaction under any Agreement; (f) any change in the existence, structure or ownership of Guarantor or any Debtor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Debtor or its assets; or (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Debtor or any other individual, partnership, joint venture, corporation, association, trust or other enterprise that is a party to any Agreement, or any other agreement or instrument (including any guarantor) in respect of the Obligations, other than payment in full of the Obligations.

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This  Guaranty  shall not be  affected  by any  change in the  entity  status or business structure of Debtor. If Debtor's assets or a major portion thereof are transferred to any other party or parties otherwise than by operation of law, and if EPIC enters into any transaction whereby such transferee or transferees become indebted to EPIC, this Guaranty, subject to all the other terms hereof, shall apply to any Obligations or balance of Obligations of such other transferee or transferees to EPIC.

This Guaranty shall inure to and be binding upon the parties, their representatives, successors and assigns, provided that Guarantor may not assign or otherwise transfer any of its obligations under this Guaranty, whether by operation of law or otherwise, without the prior written consent of EPIC, which consent may be arbitrarily withheld. EPIC may not assign this Guaranty, whether by operation of law or otherwise, without the prior written consent of the Guarantor, which consent may not be unreasonably withheld. In the event EPIC engages in litigation to enforce this Guaranty, Guarantor agrees to pay, in addition to any amounts of Debtor which Guarantor has otherwise guaranteed to pay hereunder, any and all costs and expenses incurred by EPIC (including reasonable attorneys' fees) in enforcing this Guaranty, whether at arbitration, trial or upon appeal.

Guarantor represents and warrants that, at the time of execution and delivery of the Guaranty, nothing (whether financial condition or any other condition or situation) exists to impair in any way the obligations and liabilities of Guarantor to EPIC under this Guaranty. Guarantor further represents and warrants to EPIC that: (a) it is a corporation duly organized, validly existing and in good standing in its jurisdiction of incorporation, with full power and authority to make and deliver this Guaranty; (b) that the execution, delivery and performance of this Guaranty by Guarantor have been duly authorized by all requisite corporate action of Guarantor, and does not and will not violate provisions of any applicable law or Guarantor's certificate of incorporation or bylaws; and (c) that the person signing this Guaranty on Guarantor's behalf has been properly authorized by corporate action to do so.

This Guaranty constitutes the entire agreement among the parties and supersedes and cancels any prior agreements, undertakings, declarations and representations, whether written or oral, regarding the subject matter of this Guaranty. If any provision of this Guaranty is found by a court of competent jurisdiction to be void, illegal or otherwise unenforceable in that jurisdiction, such provision, to the extent of its invalidity, shall be severed from this Guaranty and be ineffective in that jurisdiction; provided, however, that such finding shall not affect the validity, legality or enforceability of such provision in any other jurisdiction or the validity, legality or enforceability of any other provision of this Guaranty.

The rights and duties of the Guarantor, Debtor and EPIC under this Guaranty shall be construed and enforced in accordance with, and governed by the laws of, the State of Oregon, without regard to local conflict of law rules.

Guarantor hereby irrevocably submits to the jurisdiction of the State of Oregon and consents to venue in Oregon. Guarantor further agrees that it will not claim that such forum is an inconvenient forum and specifically waives any and all objections to having any dispute relating to this Agreement resolved in Marion County Circuit Court in Salem, Oregon.

Notwithstanding any other provision to the contrary herein, any and all rights of EPIC hereunder, including, without limitation, to repayment of the Obligations, is and shall be subordinated to the prior payment and satisfaction of any and all loans, advances and extensions of credit made by The CIT
Group/Commercial Services, Inc., as agent for itself and CIT Financial Ltd. (collectively, "CIT"), to Guarantor, and to Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (together with Guarantor, the "RONSON Group"), and to all other

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indebtedness,  obligations  and  liabilities of the RONSON Group to CIT; and, if requested by CIT, EPIC hereby agrees to enter into a subordination agreement prescribed by CIT in evidence of the foregoing.

IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty on this 30th day of May, 2007.

RONSON CORPORATION


By:      /s/ Louis V. Aronson II
         -----------------------------------
Name:    Louis V. Aronson II
Title:   President and Chief Executive Officer

Guarantor's Address: Corporate Park III
                     Campus Drive, P.O. Box 6707
                     Somerset, NJ 08875-6707
                     Attn:  Louis V. Aronson II
                     ---------------------------
Guarantor's Federal Tax Identification Number: 22-0743290